20.3 CS First Boston Mortgage Securities Corp., Associates Manufactured Housing Pass-Through Certificates, Series 1996-1, Statement to Certificateholders dated November 1996

       Associates Manufactured Housing Contract Pass Through Certificates
                                  Series 1996-1
Servicer Certificate

Period Ending:         11/30/96
Determination Date     12/12/96                                Pass Through
Distribution Date:     12/16/96                                     Rate             Balance         Pool Factor
                                                               -------------    ----------------    -------------

                                      Class A-1 Certificate         6.20%        $215,000,000.00        0.8866161
                                      Class A-2 Certificate         6.70%        $147,000,000.00        1.0000000
                                      Class A-3 Certificate         7.00%        $137,000,000.00        1.0000000
                                      Class A-4 Certificate         7.30%         $72,000,000.00        1.0000000
                                      Class A-5 Certificate         7.60%        $183,573,000.00        1.0000000
                                      Class M   Certificate         7.90%         $64,414,000.00        1.0000000
                                      Class B-1 Certificate         8.00%         $69,015,000.00        1.0000000
                                      Class B-2 Certificate         9.00%         $32,209,764.00        1.0000000
                                                                                 $920,211,764.00

   I. RECAP OF POOL

                                                   Loan
                                                   Count          Class A-1          Class A-2         Class A-3        Class A-4
                                              ---------------  ----------------  --------------------------------  ----------------
      Beginning Certificate Balance                    32,130  $ 199,203,081.63  $147,000,000.00  $137,000,000.00    $72,000,000.00
      Principal Collected                                   0     $1,765,795.15             0.00             0.00              0.00
      Principal Payments in Full                          190     $5,405,333.84             0.00             0.00              0.00
      Liquidation Proceeds                                  0       $995,073.16             0.00             0.00              0.00
      Contract Repurchases                                  0             $0.00             0.00             0.00              0.00
      Defaulted Contracts                                  55       $414,422.42             0.00             0.00              0.00
                                              ---------------  ----------------  ---------------  ---------------  ----------------
      Ending Certificate Balance                       31,885   $190,622,457.06  $147,000,000.00  $137,000,000.00    $72,000,000.00
                                              ===============  ================  ===============  ===============  ================


                                                 Class A-5           Class M        Class B-1       Class B-2          Total
                                              ---------------  ----------------  --------------------------------  ----------------
      Beginning Certificate Balance           $183,573,000.00    $64,414,000.00   $69,015,000.00   $32,209,764.40   $904,414,846.03
      Principal Collected                                0.00              0.00             0.00             0.00     $1,765,795.15
      Principal Payments in Full                         0.00              0.00             0.00             0.00     $5,405,333.84
      Liquidation Proceeds                               0.00              0.00             0.00             0.00       $995,073.16
      Contract Repurchase                                0.00              0.00             0.00             0.00             $0.00
      Defaulted Contracts                                0.00              0.00             0.00             0.00       $414,422.42
                                              ---------------  ----------------  ---------------  ---------------  ----------------
      Ending Certificate Balance              $183,573,000.00    $64,414,000.00   $69,015,000.00   $32,209,764.40   $895,834,221.46
                                              ===============  ================  ===============  ===============  ================
                                                                                                      POOL FACTOR         0.9735088

                                      Page 1

       Associates Manufactured Housing Contract Pass Through Certificates
                                  Series 1996-1
Servicer Certificate


  II. DISTRIBUTIONS
                                                                        666500
                                                                  Class A-1          Class A-2        Class A-3        Class A-4
                                                               ----------------   --------------   --------------  ----------------
      Principal Distribution Amount   $/$1,000      39.909882     $8,580,624.57            $0.00            $0.00             $0.00
      Interest Distribution Amount    $/$1,000       4.787051      1,029,215.92       820,750.00       799,166.67        438,000.00
      Unpaid Interest Shortfall                                            0.00             0.00             0.00              0.00
                                                               ----------------   --------------   --------------  ----------------
      Total Distribution                                          $9,609,840.49      $820,750.00      $799,166.67       $438,000.00
                                                               ================   ==============   ==============  ================
                                                                  $/$1,000              5.583333         5.833333          6.083333

                                                  Class A-5        Class M          Class B-1        Class B-2          TOTAL
                                               --------------  ----------------   --------------   --------------  ----------------
      Principal Distribution Amount                     $0.00             $0.00            $0.00            $0.00     $8,580,624.57
      Interest Distribution Amount               1,162,629.00        424,058.83       460,100.00       241,573.23      5,375,493.65
      Unpaid Interest Shortfall                          0.00              0.00             0.00             0.00              0.00
                                               --------------  ----------------   --------------  - -------------  ----------------
      Unpaid Interest Shortfall                 $1,162,629.00       $424,058.83      $460,100.00      $241,573.23    $13,956,118.22
                                               ==============  ================   ==============   ==============  ================
      Total Distribution              $/$1,000       6.333333          6.583333         6.666667         7.500000


 III. SERVICING FEES                                                                                  $753,679.04

      LATE FEES                                                                                        $32,484.81
      EXTENSION FEES                                                                                   $35,735.22


  IV. DELINQUENCY INFORMATION
                                                              Days Delinquent          Number      Actual Balance Delinq. Percentage
                                                              ---------------      -------------  --------------- -----------------
                                                                 31-59                       380    $9,528,712.82          1.06367%
                                                                 60-89                       118    $3,075,192.21          0.34328%
                                                               90 or more                    113    $3,150,171.85          0.35165%
                                                                                   -------------  ---------------  ----------------
                                                              Total Delinquent               611   $15,754,076.88          1.75859%
                                                                                   =============  ===============  ================
                                                      Memo:Incl. Repo Inventory              679   $18,039,678.58          2.01373%

                                      Page 2

       Associates Manufactured Housing Contract Pass Through Certificates
                                  Series 1996-1
Servicer Certificate


   V. REPOSSESSION INFORMATION
                                                                                                     Number         Actual Balance
                                                                                               -----------------  -----------------
  (A) BOP Repossessions                                                                                       41      $1,372,471.82
  (B) Plus Repossessions In Month                                                                             82      $2,322,625.46
  (C) Less Liquidations                                                                                       55      $1,409,495.58
                                                                                               -----------------  -----------------
                                                                                               =================  =================
  (D) EOP Repossessions                                                                                       68      $2,285,601.70
                                                                                               =================  =================


  VI. REPURCHASES
                                                                                                     Number         Actual Balance
                                                                                               -----------------  -----------------
  (A) Contracts Repurchased or Replaced                                                                        0              $0.00
  (B) Eligible Substitute Contracts                                                                            0              $0.00
  (C) Difference Paid by Servicer                                                                              0              $0.00
                                                                                               -----------------  -----------------
                                                                                                              0              $0.00
                                                                                               =================  =================

 VII. RECONCILIATION OF RESERVE FUND

  (A) Beginning Reserve Fund Balance                                                               $9,202,117.64
  (B) Reserve Fund Investment Income                                                                  $38,361.33
  (C) Reserve Fund Draw For Distributions                                                                  $0.00
  (D) Excess Interest Deposit to Reserve Fund                                                      $1,704,467.63
  (E) Reserve Fund Balance Prior to Release                                                       $10,944,946.60
  (F) Specified Reserve Fund Balance                                                               $9,202,117.64
  (G) Reserve Fund Release                                                                         $1,742,828.96
  (H) Ending Reserve Fund Balance                                                                  $9,202,117.64


VIII. RECONCILIATION OF CLASS M RESERVE ACCOUNT

  (A) Beginning Reserve Account Balance                                                            $1,272,176.50
  (B) Reserve Fund Investment Income                                                                   $5,303.39
  (C) Reserve Account Draw for Monthly & Interest Shortfall                                                $0.00
  (D) Reserve Account Draw for Liquidation Loss Interest & Interest Shortfall                              $0.00
  (E) Excess Interest Deposit to Reserve Account                                                   $1,742,828.96
  (F) Reserve Account Balance Prior to Release                                                     $3,020,308.85
  (G) Specified Reserve Account Balance                                                            $1,272,176.50
  (H) Reserve Account Release                                                                      $1,748,132.35
  (I) Ending Reserve Account Balance                                                               $1,272,176.50

                                      Page 3

       Associates Manufactured Housing Contract Pass Through Certificates
                                  Series 1996-1
Servicer Certificate


  IX. RECONCILIATION OF CLASS B-1 RESERVE ACCOUNT

   (A) Beginning Reserve Account Balance                                                            $1,380,300.00
   (B) Reserve Fund Investment Income                                                                   $5,754.13
   (C) Reserve Account Draw for Monthly & Interest Shortfall                                                $0.00
   (D) Reserve Account Draw for Liquidation Loss Interest & Interest Shortfall                              $0.00
   (E) Excess Interest Deposit to Reserve Account                                                   $1,748,132.35
   (F) Reserve Account Balance Prior to Release                                                     $3,134,186.48
   (G) Specified Reserve Account Balance                                                            $1,380,300.00
   (H) Reserve Account Release                                                                      $1,753,886.48
   (I) Ending Reserve Account Balance                                                               $1,380,300.00


   X. RECONCILIATION OF CLASS B-2 RESERVE ACCOUNT

   (A) Beginning Reserve Account Balance                                                              $724,719.69
   (B) Reserve Fund Investment Income                                                                   $3,021.18
   (C) Reserve Account Draw for Monthly Interest & Interest Shortfall                                       $0.00
   (D) Reserve Account Draw for Liquidation Loss Interest & Interest Shortfall                              $0.00
   (E) Excess Interest Deposit to Reserve Account                                                   $1,753,886.48
   (F) Reserve Account Balance Prior to Release                                                     $2,481,627.35
   (G) Specified Reserve Account Balance                                                              $724,719.69
   (H) Reserve Account Release                                                                      $1,756,907.66
   (I) Ending Reserve Account Balance                                                                 $724,719.69


  XI. MONTHLY ADVANCE INTEREST

   (A) Beginning Monthly Advance Amount                                                             $2,405,004.14
   (B) Monthly Amount Advanced                                                                        $218,626.57
                                                                                                  ---------------
   (C) Ending Monthly Advance Amount                                                                $2,623,630.71

                                      Page 4

       Associates Manufactured Housing Contract Pass Through Certificates
                                  Series 1996-1
Servicer Certificate


 XII. DELINQUENCY RATIOS
      Current Loss Ratio                          September          October           November                       December
        Realized Losses                          $119,812.40       $246,907.82       $414,422.42                         NA
        Cumulative Losses                        $119,812.40       $366,720.22       $781,142.64                         NA
        Ending Pool Balance                    $913,352,259.34   $904,414,846.03   $895,834,221.46                       NA

                                                                                                       Average
   (A) Average 30-Day Delinquency Ratio                 0.889%            0.981%            1.064%         0.978%
   (B) Average 60-Day Delinquency Ratio                 0.267%            0.371%            0.343%         0.327%
   (C) Cumulative Realized Loss Ratio                   0.013%            0.041%            0.087%
   (D) Current Realized Loss Ratio                         N/A               N/A               N/A


XIII. RESIDUAL INTEREST DISTRIBUTION AMOUNT                                                                        $1,756,907.66

                                      Page 5

             Associates MH Pass-Through Certificates, Series 1996-1
                         Trustee Payment Reconciliation
                                November 30, 1996


                  AVAILABLE FUNDS                                                PAYMENTS BY THE TRUSTEE
Principal Received                     $8,166,202.15             Class A-1 Principal                       $8,580,624.57
Defaulted Principal                      $414,422.42
Collected Interest                     $8,029,436.17             Class A-1 Interest                         1,029,215.92
Advanced Interest                        $218,626.57             Class A-2 Interest                           820,750.00
Extension Fees                            $35,735.22             Class A-3 Interest                           799,166.67
Late Charges                              $32,484.81             Class A-4 Interest                           438,000.00
                                      --------------             Class A-5 Interest                         1,162,629.00
Subtotal FCFC                         $16,896,907.34             Class M Interest                             424,058.83
                                                                 Class B-1 Interest                           460,100.00
Investment Income                                                Class B-2 Interest                           241,573.23
                                                                                                         ----------------
  Reserve Fund                            $38,361.33             Total Interest                            $5,375,493.65
                                                                                                         ----------------
  Class M Reserve Fund                     $5,303.39
  Class B-1 Reserve Fund                   $5,754.13             Certificate Payments                     $13,956,118.22
  Class B-2 Reserve Fund                   $3,021.18
                                      --------------
Total Reserve Income                      $52,440.03
                                      --------------
                                                                 Investments
Total Available Funds                 $16,949,347.37             Reserve Fund                                      $0.00
                                      ==============             Class M Reserve Account                           $0.00
                                                                 Class B-1 Reserve Account                         $0.00
                                                                 Class B-2 Reserve Account                         $0.00
                                                                                                         ----------------
                                                                   Total Investments                               $0.00

                                                                 Less:  Reserve Fund Income                   $52,440.03
                                                                                                         ----------------

                                                                 Net Payment to Trustee                   $13,903,678.19
                                                                                                         ================

                                                                 Memo:  Reconciliation
                                                                 Plus:  Defaulted Principal               $   414,422.42
                                                                 Plus:  Class R Dist                        1,756,907.66
                                                                 Plus:  Servicer Fee                          753,679.04
                                                                 Plus:  Reserve Income                         52,440.03
                                                                 Plus:  Late/Extension Fees                    68,220.03
                                                                                                         ----------------

                                                                 Total Available Funds                    $16,949,347.37
                                                                                                         ================


**Corrected for "Memo Reconciliation" presentation including Reserve Income incorrectly.

                                      Page 6